Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of MYT Netherlands B.V. (the “Company”) for the year ended June 30, 2023 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Michael Kliger, as Chief Executive Officer of the Company, and Martin Beer, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2024

By:	/s/ Michael Kliger
Name: Michael Kliger
Title: Chief Executive Officer

By:	/s/ Martin Beer
Name: Martin Beer
Title: Chief Financial Officer